Exhibit 10.17

Execution Copy

FIRST AMENDMENT AND CONSENT

FIRST AMENDMENT AND CONSENT, dated as of March 31, 2006 (the “First Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among EDUCATE OPERATING COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as documentation agent (the “Documentation Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Administrative Agent has requested certain amendments to the Credit Agreement as set forth herein, including the addition of provisions providing for the making of incremental term loans to the Borrower in the aggregate amount of $21,050,000; and

WHEREAS, the Lenders and the other persons who will make such incremental term loans and the Required Lenders have consented to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Section 1. Section 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

“Amended Term Loans”: collectively, the Continued Term Loans and the Additional Term Loans and, from and after the First Amendment Effective Date, the Incremental Term Loans.

“Applicable Margin”: (a) with respect to Revolving Loans, the rate per annum set forth under the relevant column heading in the grid below captioned “Revolving Loans Pricing Grid” and (b) with respect to Amended Term Loans, from and after the First Amendment Effective Date, the rate per annum set forth under the relevant column heading in the grid below captioned “Amended Term Loans Pricing Grid.”

Revolving Loans Pricing Grid

Consolidated Leverage Ratio	ABR Loans	Eurodollar Loans
Greater than or equal to 2.75:1.00	2.00%	3.00%
Greater than or equal to 2.25:1.00 and less than 2.75:1.00	1.50%	2.50%
Less than 2.25:1.00	1.25%	2.25%

Amended Term Loans Pricing Grid

Consolidated Leverage Ratio	ABR Loans	Eurodollar Loans
Greater than or equal to 3.25:1.00	2.00%	3.00%
Greater than or equal to 2.75:1.00 and less than 3.25:1.00	1.75%	2.75%
Greater than or equal to 2.25:1.00 and less than 2.75:1.00	1.25%	2.25%
Less than 2.25:1.00	1.00%	2.00%

For the purposes of the above pricing grids, changes to the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the above pricing grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the above pricing grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the above pricing grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1.

“Education Station Sale”: any Disposition by the Borrower or any of it subsidiaries of any of the Education Station business assets, including, without limitation, the Disposition of any membership interest in Education Station, LLC and the Disposition by Education Station, LLC of any of its assets.

“First Amendment”: the First Amendment and Consent, dated as of March 31, 2006, to this Agreement.

“First Amendment Effective Date”: March 31, 2006.

“Incremental Term Commitment”: as to any Incremental Term Lender, the obligation of such Incremental Term Lender to make an Incremental Term Loan to the Borrower in a principal amount not to exceed the amount set forth under the heading “Incremental Term Commitment” opposite such Incremental Term Lender’s name on Schedule 1.1A. The original aggregate amount of the Incremental Term Commitments shall be $21,050,000, so that the aggregate principal amount of the Amended Term Loans after giving effect to the borrowing of the Incremental Term Loans shall be $160,000,000.

“Incremental Term Lender”: each Lender that has an Incremental Term Commitment or that holds an Incremental Term Loan. The Incremental Term Lenders are set forth on Schedule 1.1A. To confirm its Incremental Term Commitment and, in the case of an Incremental Term Lender that has not previously been a Lender hereunder, to evidence its agreement to be bound by the terms and provisions of this Agreement as a “Lender” hereunder, each Incremental Term Lender has executed and delivered the First Amendment (and it is agreed that no further confirmation shall be required of any such Incremental Term Lender, the Borrower, the Administrative Agent or the other Lenders).

“Incremental Term Loan”: as defined in Section 2.1A.

“Incremental Term Percentage”: as to any Incremental Term Lender at any time, the percentage which such Incremental Term Lender’s Incremental Term Commitment then constitutes of the aggregate Incremental Term Commitments.

3. Amendments to Section 2 of the Credit Agreement. (a) Section 2.1 of the Credit Agreement is hereby amended by deleting the following clause from the second parenthetical clause of the first sentence of Section 2.1 of the Credit Agreement:

“, and, together with the Continued Term Loans, ‘Amended Term Loans’”.

(b) Section 2 of the Credit Agreement is hereby amended by adding the following subsections 2.1A and 2.2A immediately following subsections 2.1 and 2.2, respectively:

2.1A. Incremental Term Loan Commitments. Subject to the terms and conditions hereof, each Incremental Term Lender severally agrees to make a term loan (an “Incremental Term Loan”) to the Borrower on the First Amendment Effective Date in the amount of the Incremental Term Loan Commitment of such Incremental Term Lender.

2.2A Procedure for Incremental Term Loan Borrowing. (a) The Borrower shall give the Administrative Agent notice (which notice must be received by such Agent prior to 10:00 a.m., New York City time, on the First Amendment Effective Date), requesting that the Incremental Term Lenders make the relevant Incremental Term Loans on the First Amendment Effective Date. Upon receipt of such notice the Administrative Agent shall promptly notify each relevant Incremental Term Lender thereof. Not later than 12:00 noon, New York City time, on the date of such borrowing, each Incremental Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Incremental Term Loan to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Incremental Term Lender in immediately available funds. The Administrative Agent shall set the initial Interest Periods for the Incremental Term Loans to coincide, on a ratable basis, with the remaining portions of the Interest Periods for the Amended Term Loans as of the First Amendment Effective Date, and for such initial Interest Periods only and notwithstanding Section 2.15, the Eurodollar Rates applicable to the Incremental Term Loans may be different than the Eurodollar Rates then applicable to the other Amended Term

Loans. Following the making of the Incremental Term Loans, except as provided in the immediately preceding sentence and except that no principal payment shall be payable in respect to the Incremental Term Loans on March 31, 2006, the Incremental Term Loans shall be Amended Term Loans and treated as such, on a ratable basis with the other Amended Term Loans, for all purposes hereof.

(c) Section 2.3 of the Credit Agreement is hereby amended by deleting the portion of the table therein from and following June 30, 2006 and substituting therefor the following:

Installment	Principal Amount
June 30, 2006	$403,157
September 30, 2006	$403,157
December 31, 2006	$403,157
March 31, 2007	$403,157
June 30, 2007	$403,157
September 30, 2007	$403,157
December 31, 2007	$403,157
March 31, 2008	$403,157
June 30, 2008	$403,157
September 30, 2008	$403,157
December 31, 2008	$403,157
March 31, 2009	$403,157
June 30, 2009	$403,157
September 30, 2009	$403,157
December 31, 2009	$403,157
March 31, 2010	$403,157
June 30, 2010	$403,157
September 30, 2010	$403,157
December 31, 2010	$403,157
March 31, 2011	$403,157
June 30, 2011	$403,157
September 30, 2011	$403,157
December 31, 2011	$75,390,273
March 31, 2012	$75,390,273

(d) Section 2.9 (c) of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately before clause (iii) (B) and inserting a comma and (ii) inserting “and (C) in the event of an Education Station Sale, 50% of the Net Cash Proceeds from such Education Station Sale” immediately after the parenthetical ending with the words “but giving effect to any prepayment under this Section 2.9” in clause (iii) (B).

4. Amendment to Section 6 of the Credit Agreement. Section 6.9 of the Credit Agreement is hereby amended by deleting “35%” and replacing it with “31%”.

5. Amendment to Section 7 of the Credit Agreement. (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Leverage Ratio
12/31/05 03/31/06 06/30/06 09/30/06 12/31/06 03/31/07 06/30/07 09/30/07 – 12/31/07 03/31/08 – 12/31/08 03/31/09 and thereafter	3.75:1.00 4.75:1.00 4.75:1.00 4.25:1.00 3.25:1.00 3.00:1.00 2.75:1.00 2.50:1.00 2.25:1.00 2.00:1.00

(b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Interest Coverage Ratio
03/31/06 06/30/06 09/30/06 12/31/06 and thereafter	3.50:1.00 3.50:1.00 3.75:1.00 4.50:1.00

(c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Fixed Charge Coverage Ratio
03/31/06 06/30/06 09/30/06 12/31/06 and thereafter	1.60:1.00 1.60:1.00 1.75:1.00 2.15:1.00

(b) Section 7.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

“7.7 Capital Expenditures. Make or commit to make any Capital Expenditure, Product Development Expenditure, Franchise Acquisition Expenditure or New Center Expenditures, except (a) Capital Expenditures and Product Development Expenditures (excluding Capital Expenditures referred to in clause (b) of this Section) of the Borrower and its Subsidiaries in the ordinary course of business not exceeding in the aggregate $20,000,000 for fiscal year 2006 of the Borrower, $22,500,000 for fiscal year 2007 of the Borrower and $25,000,000 for each of fiscal years 2008 and thereafter and (b) Franchise Acquisition Expenditures and New Center Expenditures of the Borrower and its Subsidiaries not exceeding (i) if on the date of any such expenditure the Consolidated Leverage Ratio most recently reported pursuant to Section 6.2(b) is greater than 3.25:1.00, $10,000,000 in the then current fiscal year of the Borrower, (ii) if such Consolidated Leverage Ratio is greater than 2.75:1.00 but equal to or less than 3.25:1.00, $15,000,000 in such fiscal year and (iii) otherwise, $25,000,000 in such fiscal year; provided, that (x) any such amount referred to in Section 7.7(a) above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year (but solely in such immediately succeeding fiscal year) and any Capital Expenditures or Product Development Expenditures, as the case may be, in such next succeeding fiscal year shall respectively be deemed made first in respect of such carried over amounts and (y) any such amount referred to in Section 7.7(b) above, if not so expended in the fiscal year for which it is permitted, may be carried over in an amount not to exceed $5,000,000 for expenditure in the next succeeding fiscal year (but solely in such immediately succeeding fiscal year) and any Franchise Acquisition Expenditures or New Center Expenditures in such next succeeding fiscal year shall be deemed made first in respect of such carried over amount (it being understood, that for the purposes of determining the carry-over amount from any initial fiscal year of the Borrower into the next succeeding fiscal year, reference shall be made to the Consolidated Leverage Ratio at the end of such initial fiscal year). Notwithstanding the foregoing, the Borrower and its Subsidiaries shall not be permitted to make any Franchise Acquisition Expenditure or any New Center Expenditure, in the event that, after giving effect to such Franchise Acquisition Expenditure or such New Center Expenditure on the date of such expenditure, availability under Section 2.4 hereof is less than $15,000,000.”

6. Amendment to Schedules. The Schedules to the Credit Agreement are hereby amended by adding thereto a new Schedule 1.1A in the form of Schedule 1.1A attached hereto.

7. Consent. Notwithstanding the provisions of Section 7.4 and Section 7.5, the Lenders consent to the Education Station Sale and such consent does not affect availability of any other exception in said Sections 7.4 and 7.5.

8. Conditions to Effectiveness of this Amendment and Consent. This First Amendment shall become effective on and as of the date (such date the “First Amendment Effective Date”) of the execution and delivery of this First Amendment by the Borrower, the Administrative Agent, the Incremental Term Lenders and the Required Lenders and satisfaction, prior to or concurrently with the making of the Incremental Term Loans, of the following conditions precedent:

(a) The Administrative Agent shall have received payment, for distribution to each Lender that has signed and delivered this First Amendment and Consent to the Administrative Agent by not later than 12:00 Noon (New York City time) on March 24, 2006 (or such later time or date as agreed by the Borrower and the Administrative Agent), of an amendment fee equal to 0.25% of the Aggregate Exposure of such Lender then in effect immediately prior to the First Amendment Effective Date.

(b) The Lenders and the Administrative Agent shall have received all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel).

(c) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary or similar officer of the Borrower, dated the First Amendment Effective Date, and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of the Borrower (or its managing member) authorizing the execution, delivery and performance of this First Amendment and the borrowing of the Incremental Term Loans, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the First Amendment Effective Date, (B) as to the incumbency and specimen signature of each officer executing this First Amendment or any other document delivered in connection herewith on behalf of the Borrower and (C) as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing such certificate; and (ii) a good standing certificate for the Borrower from its jurisdiction of organization.

(d) The Administrative Agent shall have received the legal opinion of counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit A attached hereto.

(e) The Administrative Agent shall have received an Acknowledgement and Consent in the form of Exhibit B attached hereto, executed and delivered by each Loan Party other than the Borrower.

9. Miscellaneous.

(a) Applicable Margin. Payment of interest and fees accrued during the period prior to the First Amendment Effective Date shall be based upon the Applicable Margin in effect prior to the First Amendment becoming effective.

(b) Representation and Warranties. The Borrower hereby represents that as of the First Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

(c) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

(d) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(e) Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) Integration. This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(g) GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

EDUCATE OPERATING COMPANY, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

JPMORGAN CHASE BANK N.A., as Administrative Agent and as a Lender

By:	/s/ Neil R. Boylan
Name:	Neil R. Boylan
Title:	Managing Director

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent and as a Lender

By:	/s/ D. Darby Jones
Name:	D. Darby Jones
Title:	AVP

Allied Irish Banks Plc, as a Lender

By:	/s/ Margaret Brennan
Name:	Margaret Brennan
Title:	Senior Vice President

By:	/s/ Joseph S. Augustini
Name:	Joseph S. Augustini
Title:	Vice President

AIB Debt Management Limited, as a Lender

By:	/s/ Margaret Brennan
Name:	Margaret Brennan
Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Joseph Augustini
Name:	Joseph Augustini
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

Atlas Loan Funding 1, LLC, as a Lender
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Atlas Loan Funding 2, LLC, as a Lender
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

WB Loan Funding 4, LLC, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Bank of America, N.A., as a Lender

By:	/s/ Mary K. Giermek
Name:	Mary K. Giermek
Title:	Senior Vice President

BABSON CLO LTD 2005-I
SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC
As Collateral Manager

By:	/s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

HAKONE FUND LLC
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Managing Director

CIT Lending Services Corporation, as a Lender

By:	/s/ David Manheim
Name:	David Manheim
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate, as a Lender

By:	/s/ John Thacker
Name:	John Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate, as a Lender

By:	/s/ John Thacker
Name:	John Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ John Thacker
Name:	John Thacker
Title:	Chief Credit Officer

EAGLE LOAN TRUST By: Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Vantage CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Modena CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

General Electric Capital Corporation, as a Lender

By:	/s/ Robert M. Kadlick
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory

Antares Capital Corporation, as a Lender

By:	/s/ Robert M. Kadlick
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender

By:	/s/ Paul Clarke
Name:	Paul Clarke
Title:	Authorized Signatory

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender

By:	/s/ Ford Young
Name:	Ford Young
Title:	Authorized Signatory

GSC PARTNERS GEMINI FUND LIMITED By: GSCP (NJ), L.P., as Collateral Monitor
By: GSCP (NJ), INC., its General Partner, as a Lender

By:	/s/ John Kline
Name:	John Kline
Title:	Vice-President

ING Capital LLC, as a Lender

By:	/s/ Khursheed Sorabjee
Name:	Khursheed Sorabjee
Title:	Vice President

LightPoint CLO 2004-1, Ltd., as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

Manufactures and Traders Trust Company, as a Lender

By:	/s/ Scott Royster
Name:	Scott Royster
Title:	Officer

General Electric Capital Corporation, as Administrator for, Merritt CLO Holdings LLC.

By:	/s/ Brian P. Schwinn
Name:	Brian P. Schwinn
Title:	Duly Authorized Signatory

Navigator CDO 2004, Ltd., By: Antares Asset Management Inc., as Collateral Manager, as a Lender

By:	/s/ David R. Schmuck
Name:	David R. Schmuck
Title:	Authorized Signatory

OLYMPIC CLO I, LTD, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

SIERRA CLO I, LTD, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

SIERRA CLO II, LTD, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

WHITNEY CLO I, LTD, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

OSP FUNDING LLC, as a Lender

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC, as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for Loan Funding, XI LLC, as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Katonah II, Ltd., by Sankaty Advisors LLC as Sub-Advisors, as a Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

TORONTO DOMINION (NEW YORK), LLC, as a Lender

By:	/s/ Masood Fiktee
Name:	Masood Fiktee
Title:	Authorized Signatory

TRS CALLISTO LLC, as a Lender

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management, as a Lender

By:	/s/ Darvin D. Pierce
Name:	Darvin D. Pierce
Title:	Executive Director

WhiteHorse I, Ltd. WhiteHorse Capital Partners, L.P., as a Lender

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Manager

Schedule 1.1A

Incremental Term Loan Commitments

Lender Name	Term Loan Commitment
JPMorgan Chase Bank, N.A.	$16,175,000
CIT Lending Services Corporation	$2,000,000
Bank of America, N.A.	$1,750,000
The Governor and Company of the Bank of Ireland	$1,125,000
Total	$21,050,000

Exhibit A

Form of Legal Opinion

Exhibit B

Form of Acknowledgement and Consent